SEVENTH AMENDMENT
                                       TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT



     THIS SEVENTH AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT (the "Amendment") is dated as of the 2nd day of February, 1998 by and among PREMIER MORTGAGE CORPORATION, d/b/a PMC MORTGAGE ("PMC"'), RF PROPERTIES CORP. ("RF Properties"), 66 PROPERTIES CORP. ("66 Properties"), JERICHO PROPERTIES CORP. ("Jericho"). JSF PROPERTIES CORP. ("JSF"), each a corporation organized and existing under the laws of New York, each having its principal office at 66 Power House Road, Roslyn Heights, New York 11577 (RF Properties, PMC, 66 Properties, Jericho and JS are hereinafter collectively referred to as the "Company" or the "Borrower"), LASALLE NATIONAL BANK, a national banking association having its principal office at 135 South LaSalle Street, Chicago, Illinois ("LaSalle") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), successor in interest by merger to PNC MORTGAGE BANK, NATIONAL ASSOCIATION, having an office at 500 West Jefferson Street Louisville, Kentucky 40202 (LaSalle and PNC are hereinafter collectively referred to as the "Bank" or the "Banks").

     WHEREAS, the Banks have extended a commitment to make a certain credit facility available to Borrower pursuant to that certain Warehousing Credit and Security Agreement dated as of July 17, 1997, as amended by a First Amendment to Warehousing Credit and Security Agreement and Notes dated as of August 29,1997 as amended by a Second Amendment to Warehousing Credit and Security Agreement and Notes dated as of September 30, 1997 and by a Third Amendment to Warehousing Credit and Security Agreement and by a Fourth Amendment to Warehousing Credit and Security Agreement and by a Fifth Amendment to Warehousing Credit and Security Agreement and by a Sixth Amendment to Warehousing Credit and Security Agreement (as so amended, the "Agreement"); and

     WHEREAS, the Borrower and Banks have agreed to amend the Agreement in order to provide for additional credit availability on a temporary basis.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     I. Defined Terms. Capitalized terms contained in this Amendment shall have the respective meanings herein as such terms have in the Agreement.

     II. Amendments to Agreement. The Agreement is hereby amended as follows:

     1. Section 2.1(d) of the Agreement is hereby restated as follows:

     "2.1(d) The aggregate amount of Advances made by each Bank for purchasing and carrying Foreclosure Loans shall not exceed such Bank's Pro Rata Share of Seven Million Dollars ($7,000,000), at any time, provided however, that until February 28, 1998, PNC has agreed solely to fund up to an additional One Million Dollars ($1,000,000) of Advances for purchasing and carrying Foreclosure Loans and provided further that the aggregate amount of Advances for all Foreclosure Loans which have been outstanding for in excess of one hundred fifty (150) days shall not exceed Two Million Dollars ($2,000,000).

     2. LaSalle is executing this Amendment solely to acknowledge its knowledge and consent, and nothing contained herein shall obligate it to fund Advances for Foreclosure Loans for more than its Pro-Rata Share of Seven Million Dollars ($7,000,000).

     III. Conditions to Effectiveness. The amendments to the Agreement set forth in Section II of this Amendment shall become effective, as of the date set forth above, upon satisfaction of each of the following conditions precedent:

     1. The Company and the Banks shall have executed and delivered counterparts of this Amendment.

     2. Ronald Freidman and Robert Freidman shall each have delivered to the Banks a duly executed Acknowledgment of Guarantors in the form attached hereto as Exhibit A, and otherwise in form and substance satisfactory to the Bank.


     3. Each of PMC, RF Properties, 66 Properties, Jericho and JSF shall have de1ivered to the Bank an original resolution of each of the Board of Directors of PMC, RF Properties, 66 Properties, Jericho and JS, authorizing the execution, delivery and performance of this Amendment, and all other instruments or documents to be delivered by the Company pursuant to this Amendment, all in form and substance satisfactory to the Bank.

     4. Each of PMC, RF Properties, 66 Properties, Jericho and JSF shall have delivered to the Bank a Certificate of each of PMC, RF Properties, 66 Properties, Jericho and JSF's secretary or assistant secretary as to the incumbency and authenticity of the signatures of the officers executing this Amendment and all other documents to be delivered pursuant hereto.

     5. Each of the representations and warranties set forth in Section IV of this Amendment shall be true and correct on, and as of, the effective date of this Amendment.

     6. The Borrower shall have delivered to the Banks all other instruments, documents or agreements reasonably necessary or desirable in connection with this Amendment.

     IV. Representations and Warranties. As an inducement to the Banks to enter into this Amendment, the Company hereby represents and warrants as follows:

     1. After giving effect to this Amendment, each of the representations and warranties contained in Article V of the Agreement are true and correct.

     2. No Event of Default or event which with the giving of notice, the passage of time, or both, would become an Event of Default has occurred and is continuing or would result from the execution, delivery and performance by the Company of this Amendment or the Agreement, as amended hereby.

     V. Miscellaneous.

     1. Governing Law. This Amendment shall be a contract made under, and governed by, the internal laws of the State of Illinois.

     2. Counterparts. This Amendment may be executed in any number of counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     3. References to Agreement. Except as herein amended, the Agreement and the shall remain in full force and effect and are hereby ratified in all respects. On and after the effectiveness of the amendment to the Agreement contemplated hereby, each reference in the Agreement to "this Agreement" "hereunder," "hereof," 'herein" or words of like import, shall mean and be a reference to the Agreement, as amended by this Amendment.

     4. Successors, and Assigns. This Amendment shall be binding upon Company and the Banks and their respective permitted successors and assigns.

     IN WITNESS WHEREOF the Company and the Banks have executed this Amendment as of the date and year written above.


                                                 PNC BANK, NATIONAL ASSOCIATION

                                           By:_________________________________
                                         Title:________________________________

                                                 LASALLE NATIONAL BANK

                                           By:_________________________________
                                        Title:_________________________________


                                                 PREMIER MORTGAGE CORPORATION
                                                 d/b/a PMC MORTGAGE

                                            By:   /s/ Ronald Friedman
                                               ----------------------
                                         Title: President


                                                 RF PROPERTIES CORP.

                                            By:   /s/ Ronald Friedman
                                               ----------------------
                                         Title: President


                                                 66 PROPERTIES CORP.

                                            By:   /s/ Ronald Friedman
                                               ----------------------
                                         Title: President


                                                 JERICHO PROPERTIES CORP.

                                            By:   /s/ Ronald Friedman
                                               ----------------------
                                         Title: President

                                                 JSF PROPERTIES CORP.

                                            By:   /s/ Ronald Friedman
                                               ----------------------
                                         Title: President